EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, John C. Corey, President, Chief Executive Officer and Director, of Stoneridge, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the report on Form 10-Q/A of the Company for the third quarter ended September 30, 2007 (“the Report”) which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John C. Corey

John C. Corey, President, Chief Executive Officer and Director
December 21, 2007
     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.